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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Tele Sudeste Celular Participacoes S.A.


We hereby consent to the use of our report included herein.




/s/ KPMG Peat Marwick


Brasilia, Brazil
October 29, 1998